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                                                                    EXHIBIT 99.1



               NORTH AMERICAN SECURITY & FIRE ACQUISITIONS, INC.
                              A NEVADA CORPORATION

                          MAJORITY SHAREHOLDER ACTION

                                  June 11, 1999




THE MEETING WAS HELD on June 11, 1999, at 2:00 p.m., of the shareholder or shareholder representatives constituting an absolute majority of all shares issued and outstanding, and which would be entitled to vote at meeting of shareholders if called on notice to all shareholders. Present in person was J. DAN SIFFORD, Director, Officer, and majority shareholder representative, and William Stocker, Special Securities Counsel acting as Secretary of the meeting and as Inspector of Elections, determined that total shares issued and outstanding and entitled to vote and that the ownership of shares represented at the Meeting, were as detailed in Tables A and B respectively.

I.       MANAGEMENT AND SHAREHOLDERS DISCUSSED THE FOLLOWING:

II.      THE FOLLOWING ACTION WAS RESOLVED AND TAKEN BY
MAJORITY SHAREHOLDER ACTION: Accordingly, the following Proposals l-3 were declared duly adopted by Majority Shareholder Action, pursuant to the Nevada Revised Statutes 78.320 and to Article II, Section 10 of the Corporation's By-Laws.

                                     TABLE A
                     QUORUM CALCULATIONS AND TALLY OF VOTES

=================================================================================== ================================
QUORUM CALCULATIONS                                                                       SHARES                %
=================================================================================== ================================
Total # Shares Entitled to Vote per shareholder list                                       11,661,628         100.00
----------------------------------------------------------------------------------- ----------------- --------------
50% of All Shares Entitled to Vote                                                          5,830,814          50.00
----------------------------------------------------------------------------------- ----------------- --------------
Quorum required to conduct business = 50% + 1 share                                         5,830,815
----------------------------------------------------------------------------------- ----------------- --------------
Total Shares Present                                                                        8,116,628          69.60
=================================================================================== ================================
Share voting for the proposal to:                                                                     % total issued
                                                                                                     and outstanding
----------------------------------------------------------------------------------- ----------------- --------------
PROPOSAL 1:  To change the name of this Nevada Corporation to Royal Holdings
Services Ltd.                                                                               8,116,628          69.60
----------------------------------------------------------------------------------- ----------------- --------------
PROPOSAL 2:  To authorize a Reverse Split of the Common Stock of this Nevada
Corporation: 1.7 shares to 1 share.                                                         8,116,628          69.60
----------------------------------------------------------------------------------- ----------------- --------------




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NORTH AMERICAN SECURITY & FIRE ACQUISITIONS, INC.
MAJORITY SHAREHOLDER ACTION
June 11, 1999 Page 2



----------------------------------------------------------------------------------- --------------------------------
PROPOSAL 3:  To acknowledge and approve a change of control of this Corporation,            8,116,628          69.60
to remove Kirt W. James and J. Dan Sifford, Jr., from the Board of Directors of this Corporation, to remove Messrs. James and Sifford from their respective positions as officers of this Corporation, all with their respective consents and without objection, and to elect Messrs. Rex Lezard, Satish Modi and Ajmal Khan to the Board of Directors of this Corporation, all effective at Closing, as this term is defined in the share purchase agreement prospectively dated June 18,
1999, to be concluded among Gampadona Limited, Opadale Portfolio, Inc. Boshof
Holding, Inc., Sebira Financial, Inc., Cumbrian Trading Ltd., Rex Lezard, Joel
Dumaresq, Ajmal Khan, Jim Breadle, Kristof Kossuth, John Devries, Kurt Dalmata,
G. Brian Longpre (collectively, the "Buyers"), North American Security & Fire
Acquisitions, Inc., a Nevada Corporation ("NASFA"), and Intrepid International
S.A. (the "Seller").
=================================================================================== ================================

                                     TABLE B
                            SHARES PRESENT AND VOTING

=================================================================================== ==============================
                           Shareholder/Representative                                   # Shares        % of Total
--------------------------------------------------------------------------------- ----------------- --------------
Intrepid International S.A.
by


/s/ J. DAN SIFFORD
--------------------------                                                               8,116,628          69.60
J. Dan Sifford
U.S. Managing Director and Agent
--------------------------------------------------------------------------------- ----------------- --------------
TOTAL PRESENT AND VOTING IN FAVOR                                                        8,116,628          69.60
--------------------------------------------------------------------------------- ----------------- --------------
TOTAL INDICATED ISSUED AND OUTSTANDING                                                  11,661,628         100.00
=================================================================================== ==============================


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NORTH AMERICAN SECURITY & FIRE ACQUISITIONS, INC.
MAJORITY SHAREHOLDER ACTION
June 11, 1999 Page 3






         I hereby declare and certify, that I served as Inspector of Elections for the foregoing Majority Shareholder Action, that I tallied the votes cast, in person and by proxy, and with reference to the Shareholders List as of the Date of such action, and that the foregoing Tally is true and correct.

                                                     /s/ WILLIAM STOCKER

                                                     WILLIAM STOCKER
                                                     ATTORNEY AT LAW